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                   AS ADOPTED ON JUNE 11, 1997

                    1997 STOCK OPTION PLAN OF
                     CUC INTERNATIONAL INC.

1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees, including officers and directors who are employees, of CUC International Inc., a Delaware corporation (the "Company"), and its present and future Subsidiaries, as defined in Paragraph 16, and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and "non-qualified stock options."

2. STOCK SUBJECT TO THE PLAN; LIMITATION ON OPTIONS GRANTED TO ANY ONE OPTIONEE. Options may be granted under the Plan to purchase in the aggregate not more than 10,000,000 shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), which shares may, in the discretion of the Board of Directors, consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan. Subject to the provision of Paragraph 12, any shares subject to an option which for any reason expires, is canceled or is terminated unexercised as to such shares shall again become available for option under the Plan. Notwithstanding anything else to the contrary which may be set forth herein, no individual optionee shall be granted, in any five-year period, options under and pursuant to the Plan to purchase more than 4,500,000 shares of Common Stock.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee (the "Committee") consisting of not less than two members of the Board of Directors, each of whom shall be a Non-Employee Director of the Company, within the meaning of Rule 16b-3 or its successors under the Securities Exchange Act of 1934, as amended ("1934 Act"), and also shall be an Outside Director of the Company, within the meaning of Treasury Regulation Section 1.162-27(e)(3). A majority of the members shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

     Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion: to determine the individuals who shall receive options; the times when they shall receive them; whether an incentive and/or a non-qualified stock option shall be granted; the number of shares to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, in part or in installments, and if in installments, the number of shares to be subject to each installment; the date each installment shall become exercisable and the term of each installment; to accelerate the date of exercise of any installment; whether shares may be issued on exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of each installments; the exercise price; the form of payment upon exercise; to require that the individual remain employed in some capacity with the Company or its Subsidiaries for a period of time from and after the date the option is granted to him; the amount necessary to satisfy the Company's withholding obligation; to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and to waive any such restriction; to construe the respective option agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to make all other determinations necessary or advisable for administering the Plan; and, with the consent of the optionee, to cancel or modify an option, provided such option as modified does not violate the terms of the Plan. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

     No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

4. ELIGIBILITY. The Committee may, consistent with the purposes of the Plan, grant options from time to time, within 10 years from the date of adoption of the Plan by the Executive Committee of the Board of Directors, to key employees (including officers and directors who are employees) of the Company or any of its Subsidiaries and covering such number of shares of Common Stock as it may determine; provided, however, that the aggregate market value (determined at the time the stock option is granted) of the shares for which any eligible person may be granted incentive stock options under the Plan or any other plan of the Company, or of a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Any option (or the portion thereof) granted in excess of such amount shall be treated as a non-qualified stock option.

5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, but in no event shall such purchase price be less than 100% of the fair market value of the Common Stock on the date of grant; provided, however, that if, at the time an option is granted, the optionee owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, the exercise price shall not be less than 110% of the fair market value of the Common Stock subject to the option at the time of the granting of such option. The fair market value of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the closing sale price of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if the Common Stock is quoted on the NASDAQ National Market System, the closing sale price of the Common Stock on such day, or (ii) if the Common Stock is not quoted on the NASDAQ National Market System, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported by National Quotation Bureau, Incorporated; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

6. TERM OF OPTION. The term of each option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at the time such option is granted; provided, however, that the term of each incentive stock option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of granting thereof, and further, provided, that if, at the time an option is granted, the optionee owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or of any of its Subsidiaries, the term of the incentive stock option shall be for a period not exceeding five years. Options shall be subject to earlier termination as hereinafter provided.

7. EXERCISE OF OPTION. An option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office (at present 707 Summer Street, Stamford, Connecticut 06901), stating whether an incentive stock option or a non-qualified stock option is being exercised, specifying the number of shares as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Stock Option Contract permits installment payments) (i) in cash or by certified check,
     (ii) with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all options being exercised, (iii), if approved by the Committee, by requesting the Company withhold from the shares of Common Stock issuable upon exercise of such options that number of shares which have an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all or any portion of the options being exercised, or (iv) any combination thereof.

     The Company shall have the right to deduct and withhold from any cash otherwise payable to an optionee, or require that an optionee make arrangements satisfactory to the Company for payment of (including, without limitation, by withholding shares of Common Stock otherwise issuable upon exercise of options), such amounts as the Company shall determine for the purpose of satisfying its liability to withhold Federal, state or local income or FICA taxes incurred by reason of the grant or exercise of an option.

     Certificates representing the shares purchased shall be issued as promptly as practicable, provided that the Company may postpone issuing certificates for such shares for such time as the Company, in its sole discretion, may deem necessary or desirable in order to enable it to comply with any requirements of the Securities Act of 1933, as amended ("Securities Act"), the 1934 Act, any Rules or Regulations of the Securities and Exchange Commission promulgated under either of the foregoing acts, the listing requirements of any securities exchange on which the Company's Common Stock may now or hereafter be listed, or any applicable laws of any jurisdiction relating to the authorization, issuance or sale of securities. With respect to persons subject to
     Section 16 of the 1934 Act, the Company reserves the right to defer distribution of share certificates issuable upon exercise of an option by such person until at least six months have elapsed from the date of grant of the option. The holder of an option shall not have the rights of a stockholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any option holder using previously acquired shares in payment of an option exercise price shall have the rights of a shareholder with respect to such previously acquired shares. In no case may a fraction of a share be purchased or issued under the Plan.

8. TERMINATION OF EMPLOYMENT. Any optionee whose employment or relationship with the Company (and its Subsidiaries) has terminated for any reason other than death or permanent and total disability (as defined in Section 22(e) (3) of the Code) may exercise his option, to the extent exercisable on the date of such termination, at any time within four months after the date of termination, unless otherwise permitted by the Committee, but in no event after the expiration of the term of the option. Options granted to an employee under the Plan shall not be affected by any changes in the status of an optionee so long as he continues to be employed in some capacity with the Company, or any of its Subsidiaries, or a Constituent Corporation, as defined in Paragraph 16, unless the Committee otherwise permits.

     Nothing in the Plan or in any option granted under the Plan shall confer on any individual any right to continue in the employ of the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employee's employment at any time for any reason whatsoever without liability to the Company or any of its Subsidiaries.

9. DEATH OR DISABILITY OF AN OPTIONEE. If an optionee dies while he is employed by the Company or any of its Subsidiaries, or within three months after the termination of his employment, or if the optionee's employment has terminated by reason of a permanent and total disability (as defined in Section 22(e)(3) of the Code), options granted under this Plan shall become immediately exercisable by his executor, administrator or other person at the time entitled by law to his rights under the option.

10. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Stock Option Contract, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee, and which may provide, among other things, (a) that in the event of the exercise of such option, unless the shares of Common Stock received upon such exercise shall have been registered under an effective registration statement under the Securities Act, such shares will be acquired for investment and not with a view to distribution thereof, and that such shares may not be sold except in compliance with the applicable provisions of the Securities Act, and (b) that in the event of any disposition of the shares of Common Stock acquired upon the exercise of an incentive stock option within two years from the date of grant of the option or one year from the date of issuance of such shares to him (a "Disqualifying Disposition") the optionee will notify the Company thereof in writing within 30 days after such disposition, pay the Company, on demand, in cash an amount necessary to satisfy its obligation, if any, to withhold any Federal, state or local income taxes or other taxes by reason of such Disqualifying Disposition and provide the Company, on demand, with such information as the Company shall reasonably request to determine such obligation.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. The number and kind of shares reserved for issuance hereunder may be equitably adjusted, in the discretion of the Committee, in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, stock repurchase, exchange of shares, warrants or rights offering to purchase stock at a price substantially below fair market value or other similar corporate event affecting the stock, in order to preserve the benefits intended to be made available under the Plan. In the event of any of the foregoing, the number and kind of shares subject to any outstanding option granted pursuant to the Plan and the exercise price of any such option shall be equitably adjusted (including by payment of cash to the holder of such option) in the discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to the holder of an option granted pursuant to the Plan. The determination of the Committee as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjustments shall be subject to the same vesting schedule and restrictions to which the underlying option is subject. No fractional shares of Company Stock shall be reserved or authorized or made subject to any outstanding option by any such adjustment.

12. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Executive Committee of the Board of Directors on April 22, 1997. No stock options may be granted under the Plan after April 22, 2007. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that incentive stock options granted hereunder meet the requirements for "incentive stock options" under the Code, or any comparable provisions thereafter enacted and conform to any change in applicable law or to regulations or rulings of administrative agencies. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect his rights under such option.

13. TRANSFERABILITY OF OPTIONS. Options granted under the Plan shall be transferable by the optionee only pursuant to the following methods, and, with respect to incentive stock options, only to the extent permitted under the Code for options to qualify as incentive stock options: by will or the laws of descent and distribution; pursuant to a domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; or as a gift to family members of the optionee, trusts for the benefit of family members of the optionee or charities or other not-for-profit organizations. Except to the extent provided in this Paragraph, Paragraph 9 and Paragraph 14, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise), shall not be subject to execution, attachment or similar process, and may be exercised during the lifetime of the holder thereof only by such holder.

14. DESIGNATION OF BENEFICIARY. The optionee may designate in writing on forms prescribed by and filed with the Committee prior to the optionee's death a beneficiary or beneficiaries to receive all or part of the options to be delivered to the optionee under this Plan in the event of the death of the optionee at any time on forms prescribed by and filed with the Committee. In the event of the optionee's death, the options to be delivered to the optionee under this Plan with respect to which a designation of a beneficiary has been made (to the extent such designation is valid and enforceable under applicable law) shall be delivered, in accordance with the Plan, to the designated beneficiary or beneficiaries. Any options to be delivered as to which a designation has not been made shall be delivered to the optionee's estate. If there is any question as to the legal right of any beneficiary to receive delivery of the Plan pursuant to the Plan, the options (and shares issuable upon the exercise thereof) may be delivered in the sole discretion of the Committee to the estate of the optionee, in which event neither the Company nor any Subsidiary shall have any further liability to anyone with respect to such options.

15. SUBSTITUTIONS AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation or assume the prior options of such Constituent Corporation.

16.  DEFINITIONS.

          (a) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section
          424(f) of the Code.

          (b) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

          (c) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company or any of its Subsidiaries in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an incentive stock option), or any Parent or any Subsidiary of such corporation.

17. STOCKHOLDERS' APPROVAL. The Plan shall be subject to approval by a majority of the Company's outstanding stock entitled to vote thereon at the next annual or special meeting of its stockholders to be held to consider such approval and no options granted hereunder may be exercised prior to such approval, provided that the date of grant of any options granted hereunder shall be determined as if the Plan had not been subject to such approval.

18. GOVERNING LAW. The Plan and all rights hereunder shall be construed in accordance with and governed by the internal laws of the State of Delaware.

19. COMPLIANCE WITH RULE 16b-3. With respect to optionees subject to Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.